SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 1999

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
 (Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.      Other Events
Underwriting Agreement dated September 16, 1999.

Item 7.      Financial Statements and Exhibits
(c)      Exhibits.
1	Underwriting Agreement dated September 16, 1999.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.

              (Registrant)

     S/ E. LISTON BISHOP, III Date: November 2, 1999                                 By:__________________________________ E. Liston Bishop, III
Vice President and
Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
1		Underwriting Agreement dated September 16, 1999.	5